Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
COVID-19

The COVID-19 pandemic continues to evolve. The Company believes COVID-19’s impact on its businesses, operating results, cash flows and/or financial condition primarily will be driven by the geographies impacted and the severity and duration of the pandemic; the pandemic’s impact on the U.S. and global economies and consumer behavior and health care utilization patterns; and the timing, scope and impact of legislation as well as other federal, state and local governmental responses to the pandemic. Those primary drivers are beyond the Company’s knowledge and control. As a result, the impact COVID-19 will have on the Company’s businesses, operating results, cash flows and/or financial condition is uncertain, but the impact could be adverse and material. COVID-19 also may result in legal and regulatory proceedings, investigations and claims against the Company.

Guarantees

The Company has the following significant guarantee arrangements at December 31, 2022:

•ASC Claim Funding Accounts - The Company has arrangements with certain banks for the processing of claim payments for its ASC customers. The banks maintain accounts to fund claims of the Company’s ASC customers. The customer is responsible for funding the amount paid by the bank each day. In these arrangements, the Company guarantees that the banks will not sustain losses if the responsible ASC customer does not properly fund its account. The aggregate maximum exposure under these arrangements is generally limited to $250 million. The Company can limit its exposure to these guarantees by suspending the payment of claims for ASC customers that have not adequately funded the amount paid by the bank.
•Separate Accounts Assets - Certain Separate Accounts assets associated with the large case pensions business in the Corporate/Other segment represent funds maintained as a contractual requirement to fund specific pension annuities that the Company has guaranteed. Minimum contractual obligations underlying the guaranteed benefits in these Separate Accounts were approximately $941 million and $1.3 billion at December 31, 2022 and 2021, respectively. See Note 1 ‘‘Significant Accounting Policies’’ for additional information on Separate Accounts. Contract holders assume all investment and mortality risk and are required to maintain Separate Accounts balances at or above a specified level. The level of required funds is a function of the risk underlying the Separate Account’s investment strategy. If contract holders do not maintain the required level of Separate Accounts assets to meet the annuity guarantees, the Company would establish an additional liability. Contract holders’ balances in the Separate Accounts at December 31, 2022 exceeded the value of the guaranteed benefit obligation. As a result, the Company was not required to maintain any additional liability for its related guarantees at December 31, 2022.

Lease Guarantees

Between 1995 and 1997, the Company sold or spun off a number of subsidiaries, including Bob’s Stores and Linens ‘n Things, each of which subsequently filed for bankruptcy, and Marshalls. In many cases, when a former subsidiary leased a store, the Company provided a guarantee of the former subsidiary’s lease obligations for the initial lease term and any extension thereof pursuant to a renewal option provided for in the lease prior to the time of the disposition. When the subsidiaries were disposed of and accounted for as discontinued operations, the Company’s guarantees remained in place, although each initial purchaser agreed to indemnify the Company for any lease obligations the Company was required to satisfy. If any of the purchasers or any of the former subsidiaries fail to make the required payments under a store lease, the Company could be required to satisfy those obligations, and any significant adverse impact of COVID-19 on such purchasers and/or former subsidiaries increases the risk that the Company will be required to satisfy those obligations. As of December 31, 2022, the Company guaranteed 67 such store leases (excluding the lease guarantees related to Linens ‘n Things, which have been recorded as a liability on the consolidated balance sheets), with the maximum remaining lease term extending through 2034.

Guaranty Fund Assessments, Market Stabilization and Other Non-Voluntary Risk Sharing Pools

Under guaranty fund laws existing in all states, insurers doing business in those states can be assessed (in most states up to prescribed limits) for certain obligations of insolvent insurance companies to policyholders and claimants. The life and health insurance guaranty associations in which the Company participates that operate under these laws respond to insolvencies of long-term care insurers and life insurers as well as health insurers. The Company’s assessments generally are based on a formula relating to the Company’s health care premiums in the state compared to the premiums of other insurers. Certain states allow assessments to be recovered over time as offsets to premium taxes. Some states have similar laws relating to HMOs and/or other payors such as not-for-profit consumer-governed health plans established under the ACA.

In 2009, the Pennsylvania Insurance Commissioner placed long-term care insurer Penn Treaty Network America Insurance Company and one of its subsidiaries (collectively, “Penn Treaty”) in rehabilitation, an intermediate action before insolvency, and subsequently petitioned a state court to convert the rehabilitation into a liquidation. Penn Treaty was placed in liquidation in March 2017. The Company has recorded a liability for its estimated share of future assessments by applicable life and health insurance guaranty associations. It is reasonably possible that in the future the Company may record a liability and expense relating to other insolvencies which could have a material adverse effect on the Company’s operating results, financial condition and cash flows, and the risk is heightened by any significant adverse impact of the COVID-19 pandemic on the solvency of other insurers, including long-term care and life insurers. While historically the Company has ultimately recovered more than half of guaranty fund assessments through statutorily permitted premium tax offsets, significant increases in assessments could lead to legislative and/or regulatory actions that limit future offsets.

HMOs in certain states in which the Company does business are subject to assessments, including market stabilization and other risk-sharing pools, for which the Company is assessed charges based on incurred claims, demographic membership mix and other factors. The Company establishes liabilities for these assessments based on applicable laws and regulations. In certain states, the ultimate assessments the Company pays are dependent upon the Company’s experience relative to other entities subject to the assessment, and the ultimate liability is not known at the financial statement date. While the ultimate amount of the assessment is dependent upon the experience of all pool participants, the Company believes it has adequate reserves to cover such assessments.

The Company’s total guaranty fund assessments liability was immaterial at both December 31, 2022 and 2021.

Litigation and Regulatory Proceedings

The Company has been involved or is currently involved in numerous legal proceedings, including litigation, arbitration, government investigations, audits, reviews and claims. These include routine, regular and special investigations, audits and reviews by CMS, state insurance and health and welfare departments, the U.S. Department of Justice (the “DOJ”), state Attorneys General, the U.S. Drug Enforcement Administration (the “DEA”), the U.S. Federal Trade Commission (the “FTC”) and other governmental authorities.

Legal proceedings, in general, and securities, class action and multi-district litigation, in particular, and governmental special investigations, audits and reviews can be expensive and disruptive. Some of the litigation matters may purport or be determined to be class actions and/or involve parties seeking large and/or indeterminate amounts, including punitive or exemplary damages, and may remain unresolved for several years. The Company also may be named from time to time in qui tam actions initiated by private third parties that could also be separately pursued by a governmental body. The results of legal proceedings, including government investigations, are often uncertain and difficult to predict, and the costs incurred in these matters can be substantial, regardless of the outcome.

The Company records accruals for outstanding legal matters when it believes it is probable that a loss will be incurred and the amount can be reasonably estimated. The Company evaluates, on a quarterly basis, developments in legal matters that could affect the amount of any accrual and developments that would make a loss contingency both probable and reasonably estimable. If a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability. None of the Company’s accruals for outstanding legal matters are material individually or in the aggregate to the Company’s financial condition.

Except as otherwise noted, the Company cannot predict with certainty the timing or outcome of the legal matters described below, and the Company is unable to reasonably estimate a possible loss or range of possible loss in excess of amounts already accrued for these matters. The Company believes that its defenses and assertions in pending legal proceedings have merit and does not believe that any of these pending matters, after consideration of applicable reserves and rights to indemnification, will have a material adverse effect on the Company’s financial position. Substantial unanticipated verdicts, fines and rulings, however, do sometimes occur, which could result in judgments against the Company, entry into settlements or a revision to its expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on its results of operations. In addition, as a result of governmental investigations or proceedings, the Company may be subject to damages, civil or criminal fines or penalties, or other sanctions including possible suspension or loss of licensure and/or exclusion from participating in government programs. The outcome of such governmental investigations of proceedings could be material to the Company.

Usual and Customary Pricing Litigation

The Company and certain current and former directors and officers are named as a defendant in a number of lawsuits that allege that the Company’s retail pharmacies overcharged for prescription drugs by not submitting the correct usual and customary price during the claims adjudication process. These actions are brought by a number of different types of plaintiffs, including plan members, private payors, government payors, and shareholders based on different legal theories. Some of these cases are brought as putative class actions, and in some instances, classes have been certified. In October 2022, one of the litigating shareholders made a litigation demand to the Board related to these and other issues after his amended derivative complaint was dismissed for failing to demonstrate demand futility. The Company is defending itself against these claims.

PBM Litigation and Investigations

The Company is named as a defendant in a number of lawsuits and is subject to a number of investigations concerning its PBM practices.
The Company is facing multiple lawsuits, including by state Attorneys General, governmental subdivisions and several putative class actions, regarding drug pricing and its rebate arrangements with drug manufacturers. These complaints, brought by a number of different types of plaintiffs under a variety of legal theories, generally allege that rebate agreements between the drug manufacturers and PBMs caused inflated prices for certain drug products. The Company is defending itself against these claims. The Company has also received subpoenas, civil investigative demands (“CIDs”), and other requests for documents and information from, and is being investigated by, the FTC and Attorneys General of several states and the District of Columbia regarding its PBM practices, including pricing and rebates. The Company has been providing documents and information in response to these subpoenas, CIDs, and requests for information.

United States ex rel. Behnke v. CVS Caremark Corporation, et al. (U.S. District Court for the Eastern District of Pennsylvania). In April 2018, the Court unsealed a complaint filed in February 2014. The government has declined to intervene in this case. The relator alleges that the Company submitted, or caused to be submitted, to Part D of the Medicare program Prescription Drug Event data and/or Direct and Indirect Remuneration reports that misrepresented true prices paid by the Company’s PBM to pharmacies for drugs dispensed to Part D beneficiaries with prescription benefits administered by the Company’s PBM. The Company is defending itself against these claims.
Controlled Substances Litigation, Audits and Subpoenas

In December 2017, the U.S. Judicial Panel on Multidistrict Litigation consolidated numerous cases filed against various defendants by plaintiffs such as counties, cities, hospitals, Indian tribes and third-party payors, alleging claims beginning as far back as the early 2000s generally concerning the impacts of widespread prescription opioid abuse. The consolidated multidistrict litigation captioned In re National Prescription Opiate Litigation (MDL No. 2804) is pending in the U.S. District Court for the Northern District of Ohio. This multidistrict litigation presumptively includes hundreds of relevant federal court cases that name the Company as a defendant. A significant number of similar cases that name the Company as a defendant in some capacity are pending in state courts.

In addition, the Company has been named as a defendant in similar cases brought by certain state Attorneys General. The Company is defending itself against all such claims. Additionally, the Company has received subpoenas, CIDs, and/or other requests for information regarding opioids from state Attorneys General and insurance and other regulators of several U.S. jurisdictions. The Company has been cooperating with the government with respect to these subpoenas, CIDs, and other requests for information.

In November 2021, the Company was among the chain pharmacies found liable by a jury in a trial in federal court in Ohio; in August 2022, the court issued a judgment jointly against the three defendants in the amount of $651 million to be paid over 15 years, and also ordered certain injunctive relief. The Company is appealing the judgment and has not accrued a liability for this matter. In March 2022, CVS Health Corporation and CVS Pharmacy, Inc. entered into a settlement agreement with the State of Florida to resolve claims related to opioid medications dating back more than a decade. Under the terms of the settlement agreement, CVS Health Corporation settled all opioid claims against it and its subsidiaries by the State of Florida for $484 million, which is to be paid over a period of 18 years. During the three months ended March 31, 2022, the Company recorded a $484 million liability associated with this legal settlement. In August 2022, CVS Pharmacy, Inc. entered into an agreement with the State of New Mexico to settle all opioid claims against it and its parents and subsidiaries by the State of New Mexico and participating subdivisions. In September 2022, CVS Pharmacy, Inc. entered into an agreement with the State of West Virginia to settle all opioid claims against it and its parents and subsidiaries by the State of West Virginia and participating subdivisions. Also in September 2022, CVS Pharmacy, Inc. entered into an agreement with the Cherokee Nation to settle all opioid claims against it and its parents and subsidiaries by the Cherokee Nation.

In December 2022, the Company agreed to a formal settlement agreement, the financial amounts of which were agreed to in principle in October 2022, with a leadership group of a number of state Attorneys General and the Plaintiffs’ Executive Committee (“PEC”). The agreement would resolve substantially all opioid claims against Company entities by states and political subdivisions, but not private plaintiffs. The maximum amount payable by the Company under the settlement would be approximately $4.3 billion in opioid remediation and $625 million in attorneys’ fees and costs and additional remediation. The amounts would be payable over 10 years, beginning in 2023. The agreement also contains injunctive terms relating to the dispensing of opioid medications. The settlement agreement is available at nationalopioidsettlement.com.

Under the settlement agreement, before the Company determines whether to enter into any final settlement, it will assess the number and identities of the governmental entities that will participate in any such settlement. The settlement agreement contemplates that if certain governmental entities do not agree to the settlement, but the Company nonetheless concludes that there is sufficient participation to warrant going forward with the settlement, there would be a corresponding reduction in the amount due from the Company to account for the governmental entities that did not agree. Those non-participating governmental entities would be entitled to pursue their claims against the Company and other defendants. Private plaintiff litigation will also continue.

The Company has been informed that 45 states, the District of Columbia, and all eligible United States territories have elected to join the settlement. Three states were the subject of earlier settlements. The Company has elected to proceed with the settlement process based on that level of participation. The settlement process will progress to the period during which subdivisions may elect to join.

In December 2022, the Company also agreed to a formal settlement agreement with a leadership group representing tribes throughout the United States. The agreement would resolve substantially all opioid claims against Company entities by such tribes. The maximum amount payable by the Company under the settlement would be $113 million in opioid remediation and $18 million in attorneys’ fees and costs. The amounts would be payable over 10 years, beginning in 2023. The agreement is contingent upon sufficient participation by tribes.
The Company has concluded that settlement of opioid claims by governmental entities and tribes is probable, and the loss related thereto could be reasonably estimated. As a result of that conclusion, and its assessment of certain other opioid-related claims including those for which the Company reached agreement in August and September 2022, the Company recorded pre-tax charges of $5.2 billion and $99 million during the three months ended September 30, 2022 and the three months ended December 31, 2022, respectively, of which $4.8 billion was recorded in other long-term liabilities on the consolidated balance sheet. In addition, the Company expects the cash impact in 2023 and 2024 to be less than $500 million in each year. Because loss contingencies are inherently unpredictable and unfavorable developments or resolutions can occur, the assessment requires judgments about future events. Moreover, the settlement is in its early phases, and there is no assurance that contingencies will be satisfied. The amount of ultimate loss may differ materially from this accrual.

Because of the many uncertainties associated with any settlement arrangement or other resolution of all opioid-related litigation matters, including the uncertain scope of participation by governmental entities, and given that the Company continues to actively defend ongoing litigation for which it believes it has defenses and assertions that have merit, the Company is not able to reasonably estimate the range of ultimate possible loss for all opioid-related litigation matters at this time. The outcome of these legal matters could have a material effect on the Company’s business, financial condition, operating results and/or cash flows.

In January 2020, the DOJ served the Company with a DEA administrative subpoena. The subpoena seeks documents relating to practices with respect to prescription opioids and other controlled substances at CVS pharmacy locations concerning potential violations of the federal Controlled Substances Act and the federal False Claims Act. In January 2022, the DOJ served the Company with a CID regarding similar subjects, and the Company is providing documents and information in response to these matters.

Prescription Processing Litigation and Investigations

The Company is named as a defendant in a number of lawsuits and is subject to a number of investigations concerning its prescription processing practices, including the following:

U.S. ex rel. Bassan et al. v. Omnicare, Inc. and CVS Health Corp. (U.S. District Court for the Southern District of New York). In December 2019, the U.S. Attorney’s Office for the Southern District of New York (the “SDNY”) filed a complaint-in-intervention in this previously sealed qui tam case. The complaint alleges that for certain non-skilled nursing facilities, Omnicare improperly filled prescriptions beyond one year where a valid prescription did not exist and that these dispensing events violated the federal False Claims Act. The Company is defending itself against these claims.

U.S. ex rel. Gill et al. v. CVS Health Corp. et al. (U.S. District Court for the Northern District of Illinois). In July 2022, the Delaware Attorney General’s Office moved for partial intervention as to allegations under the Delaware false claims act related to not escheating alleged overpayments in this previously sealed qui tam case. The federal government and the remaining states declined to intervene on other additional theories in the relator’s complaint. The Company is defending itself against all of the claims.

In July 2017, the Company also received a subpoena from the California Department of Insurance requesting documents concerning the Company’s Omnicare pharmacies’ cycle fill process for assisted living facilities. The Company has been cooperating with the California Department of Insurance and providing documents and information in response to this subpoena.

In December 2016, the Company received a CID from the U.S. Attorney’s Office for the Northern District of New York requesting documents and information in connection with a federal False Claims Act investigation concerning whether the Company’s retail pharmacies improperly submitted certain insulin claims to Part D of the Medicare program rather than Part B of the Medicare program. The Company has been cooperating with the government and providing documents and information in response to this CID.

Provider Proceedings

The Company is named as a defendant in purported class actions and individual lawsuits arising out of its practices related to the payment of claims for services rendered to its members by providers with whom the Company has a contract and with whom the Company does not have a contract (“out-of-network providers”). Among other things, these lawsuits allege that the Company paid too little to its health plan members and/or providers for out-of-network services (including COVID-19 testing) and/or otherwise allege that the Company failed to timely or appropriately pay or administer claims and benefits (including the
Company’s post payment audit and collection practices). Other major health insurers are the subject of similar litigation or have settled similar litigation.

The Company also has received subpoenas and/or requests for documents and other information from, and been investigated by, state Attorneys General and other state and/or federal regulators, legislators and agencies relating to, and the Company is involved in other litigation regarding, its out-of-network benefit payment and administration practices. It is reasonably possible that others could initiate additional litigation or additional regulatory action against the Company with respect to its out-of-network benefit payment and/or administration practices.

CMS Actions

CMS regularly audits the Company’s performance to determine its compliance with CMS’s regulations and its contracts with CMS and to assess the quality of services it provides to Medicare beneficiaries. CMS uses various payment mechanisms to allocate and adjust premium payments to the Company’s and other companies’ Medicare plans by considering the applicable health status of Medicare members as supported by information prepared, maintained and provided by providers. The Company collects claim and encounter data from providers and generally relies on providers to appropriately code their submissions to the Company and document their medical records, including the diagnosis data submitted to the Company with claims. CMS pays increased premiums to Medicare Advantage plans and Medicare PDP plans for members who have certain medical conditions identified with specific diagnosis codes. Federal regulators review and audit the providers’ medical records to determine whether those records support the related diagnosis codes that determine the members’ health status and the resulting risk-adjusted premium payments to the Company. In that regard, CMS has instituted risk adjustment data validation (“RADV”) audits of various Medicare Advantage plans, including certain of the Company’s plans, to validate coding practices and supporting medical record documentation maintained by providers and the resulting risk-adjusted premium payments to the plans. CMS may require the Company to refund premium payments if the Company’s risk-adjusted premiums are not properly supported by medical record data. The Office of the Inspector General of the HHS (the “OIG”) also is auditing the Company’s risk adjustment-related data and that of other companies. The Company expects CMS and the OIG to continue these types of audits.

In 2012, in the “Notice of Final Payment Error Calculation for Part C Medicare Advantage Risk Adjustment Validation Data (RADV) Contract-Level Audits,” CMS revised its audit methodology for RADV contract-level audits to determine refunds payable by Medicare Advantage plans for contract year 2011 and forward. Under the revised methodology, among other things, CMS announced extrapolation of the error rate identified in the audit sample along with the application of a process to account for errors in the government’s traditional fee-for-service Medicare program (“FFS Adjuster”). For contract years prior to 2011, CMS did not extrapolate sample error rates to the entire contract, nor did CMS propose to apply a FFS adjuster. By applying the FFS Adjuster, Medicare Advantage organizations would have been liable for repayments only to the extent that their extrapolated payment errors exceeded the error rate in Original Medicare, which could have impacted the extrapolated repayments to which Medicare Advantage organizations are subject. This revised contract-level audit methodology increased the Company’s exposure to premium refunds to CMS based on incomplete medical records maintained by providers. In the RADV audit methodology CMS used from 2011-2013, CMS selected only a few of the Company’s Medicare Advantage contracts for various contract years for contract-level RADV audits. In October 2018, CMS in the proposed rule (“Proposed Rule”) announced a new methodology for RADV audits targeting certain health conditions and members with many diagnostic conditions along with extrapolation for the error rates identified without use of a FFS Adjuster. While the rule was under proposal, CMS initiated contract-level RADV audits for the years 2014 and 2015 with this new RADV methodology without a final rule.

On January 30, 2023, CMS released the final rule (“RADV Audit Rule”), announcing it may use extrapolation for payment years 2018 forward, for both RADV audits and OIG audits and eliminated the application of a FFS Adjuster in Part C contract-level RADV audits of Medicare Advantage organizations. In the RADV Audit Rule, CMS indicated that it will use more than one audit methodology going forward and indicated CMS will audit contracts it believes are at the highest risk for overpayments based on its statistical modeling, citing a 2016 Governmental Accountability Office report that recommended selection of contract-level RADV audits with a focus on contracts likely to have high rates of improper payment, the highest coding intensity scores, and contracts with high levels of unsupported diagnoses from prior RADV audits.

The Company is currently unable to predict which of its Medicare Advantage contracts will be selected for future audit, the amounts of any retroactive refunds for years prior to 2018 or prospective adjustments to Medicare Advantage premium payments made to the Company, the effect of any such refunds or adjustments on the actuarial soundness of the Company’s Medicare Advantage bids, or whether any RADV audit findings would require the Company to change its method of estimating future premium revenue in future bid submissions to CMS or compromise premium assumptions made in the Company’s bids for prior contract years, the current contract year or future contract years. Any premium or fee refunds or adjustments resulting from regulatory audits, whether as a result of RADV, Public Exchange related or other audits by CMS, the OIG or otherwise, including audits of the Company’s MLR rebates, methodology and/or reports, could be material and could adversely affect the Company’s operating results, cash flows and/or financial condition.

The RADV Audit Rule does not apply to the CMS Part C Improper Payment Measures audits nor the HHS-RADV programs.

Medicare and Medicaid CIDs

The Company has received CIDs from the Civil Division of the DOJ in connection with a current investigation of the Company’s patient chart review processes related to risk adjustment data submissions under Parts C and D of the Medicare program. The Company has been cooperating with the government and providing documents and information in response to these CIDs.

In May 2017, the Company received a CID from the SDNY requesting documents and information concerning possible false claims submitted to Medicare in connection with reimbursements for prescription drugs under the Medicare Part D program. The Company has been cooperating with the government and providing documents and information in response to this CID.

Stockholder Matters

Beginning in February 2019, multiple class action complaints, as well as a derivative complaint, were filed by putative plaintiffs against the Company and certain current and former officers and directors. The plaintiffs in these cases assert a variety of causes of action under federal securities laws that are premised on allegations that the defendants made certain omissions and misrepresentations relating to the performance of the Company’s LTC business unit. The Company and its current and former officers and directors are defending themselves against these claims. Since filing, several of the cases have been consolidated, and the first-filed federal case, City of Miami Fire Fighters’ and Police Officers’ Retirement Trust, et al. (formerly known as Anarkat), was dismissed with prejudice in February 2021. Plaintiffs appealed that decision to the First Circuit after their motion for reconsideration was denied, and in August 2022 the First Circuit affirmed the dismissal. In re CVS Health Corp. Securities Act Litigation (formerly known as Waterford) and In re CVS Health Corp. Securities Litigation (formerly known as City of Warren and Freundlich) have been stayed pending the outcome of the First Circuit appeal. Plaintiffs in both cases have since filed amended complaints, which the Company has moved to dismiss.

In August and September 2020, two class actions under the Employee Retirement Income Security Act of 1974 (“ERISA”) were filed in the U.S. District Court for the District of Connecticut against CVS Health, Aetna, and several current and former executives, directors and/or members of Aetna’s Compensation and Talent Management Committee: Radcliffe v. Aetna Inc., et al. and Flaim v. Aetna Inc., et al. The plaintiffs in these cases assert a variety of causes of action premised on allegations that the defendants breached fiduciary duties and engaged in prohibited transactions relating to participants in the Aetna 401(k) Plan’s investment in company stock between December 3, 2017 and February 20, 2019, claiming losses related to the performance of the Company’s LTC business unit. The district court consolidated the actions, and in October 2021, dismissed the consolidated action without prejudice. Plaintiffs filed an amended consolidated complaint, which the Company moved to dismiss. In October 2022, the court granted the Company’s motion to dismiss with prejudice. Plaintiffs have appealed this decision to the Second Circuit. The Company also received a related document request pursuant to ERISA § 104(b), to which the Company has responded. The Company and its current and former officers and directors are defending themselves against these claims.

In December 2021, the Company received a demand for inspection of books and records pursuant to Delaware Corporation Law Section 220 (the “Demand”). The Demand purports to be related to potential breaches of fiduciary duties by the Board in relation to certain matters concerning opioids.

Other Legal and Regulatory Proceedings

The Company is also a party to other legal proceedings and is subject to government investigations, inquiries and audits and has received and is cooperating with the government in response to CIDs, subpoenas, or similar process from various governmental agencies requesting information. These other legal proceedings and government actions include claims of or relating to bad faith, medical or professional malpractice, breach of fiduciary duty, claims processing, dispensing of medications, non-compliance with state and federal regulatory regimes, marketing misconduct, denial of or failure to timely or appropriately pay or administer claims and benefits, provider network structure (including the use of performance-based networks and termination of provider contracts), rescission of insurance coverage, improper disclosure or use of personal information, anticompetitive practices, general contractual matters, product liability, intellectual property litigation, and employment litigation. Some of these other legal proceedings are or are purported to be class actions or derivative claims. The Company is defending itself against the claims brought in these matters.

Awards to the Company and others of certain government contracts, particularly Medicaid contracts and other contracts with government customers in the Company’s Health Care Benefits segment, frequently are subject to protests by unsuccessful bidders. These protests may result in awards to the Company being reversed, delayed, or modified. The loss or delay in implementation of any government contract could adversely affect the Company’s operating results. The Company will continue to defend contract awards it receives.

There also continues to be a heightened level of review and/or audit by regulatory authorities and legislators of, and increased litigation regarding, the Company’s and the rest of the health care and related benefits industry’s business and reporting practices, including premium rate increases, utilization management, development and application of medical policies, complaint, grievance and appeal processing, information privacy, provider network structure (including provider network adequacy, the use of performance-based networks and termination of provider contracts), provider directory accuracy, calculation of minimum medical loss ratios and/or payment of related rebates, delegated arrangements, rescission of insurance coverage, limited benefit health products, student health products, pharmacy benefit management practices (including manufacturers’ rebates, pricing, the use of narrow networks and the placement of drugs in formulary tiers), sales practices, customer service practices, vendor oversight, and claim payment practices (including payments to out-of-network providers).

As a leading national health solutions company, the Company regularly is the subject of government actions of the types described above. These government actions may prevent or delay the Company from implementing planned premium rate increases and may result, and have resulted, in restrictions on the Company’s businesses, changes to or clarifications of the Company’s business practices, retroactive adjustments to premiums, refunds or other payments to members, beneficiaries, states or the federal government, withholding of premium payments to the Company by government agencies, assessments of damages, civil or criminal fines or penalties, or other sanctions, including the possible suspension or loss of licensure and/or suspension or exclusion from participation in government programs.

The Company can give no assurance that its businesses, financial condition, operating results and/or cash flows will not be materially adversely affected, or that the Company will not be required to materially change its business practices, based on: (i) future enactment of new health care or other laws or regulations; (ii) the interpretation or application of existing laws or regulations as they may relate to one or more of the Company’s businesses, one or more of the industries in which the Company competes and/or the health care industry generally; (iii) pending or future federal or state government investigations of one or more of the Company’s businesses, one or more of the industries in which the Company competes and/or the health care industry generally; (iv) pending or future government audits, investigations or enforcement actions against the Company; (v) adverse developments in any pending qui tam lawsuit against the Company, whether sealed or unsealed, or in any future qui tam lawsuit that may be filed against the Company; or (vi) adverse developments in pending or future legal proceedings against the Company or affecting one or more of the industries in which the Company competes and/or the health care industry generally.